John Hancock
                                                               Declaration Funds

                                                                      Prospectus

                                                               December 15, 2000

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                                                  V.A. Financial Industries Fund
                                                      V.A. Strategic Income Fund

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these funds or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

                                                        [LOGO] John Hancock(R)
                                                      --------------------------
                                                          JOHN HANCOCK FUNDS

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Contents

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General information about       Overview                                       3
the Declaration funds.

A fund-by-fund summary          V.A. Financial Industries Fund                 4
of goals, strategies, risks,
performance and financial       V.A. Strategic Income Fund                     6
highlights.

Transaction policies and        Account information
other information affecting
your fund investment.           Buying and selling fund shares                 8
                                Valuing fund shares                            8
                                Fund expenses                                  8
                                Dividends and taxes                            8

Further information on the      Fund details
Declaration funds.
                                Business structure                             9

                                For more information                  back cover

Overview

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FUND INFORMATION KEY

Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

[Clip Art] Goal and strategy The fund's particular investment goals and the strategies it intends to use in pursuing those goals.

[Clip Art] Main risks The major risk factors associated with the fund.

[Clip Art] Past performance The fund's total return, measured year-by-year and over time.

[Clip Art] Financial highlights A table showing the fund's financial performance for up to five years.

JOHN HANCOCK DECLARATION FUNDS

These funds offer investment choices for the variable annuity and variable life insurance contracts of certain insurance companies. You should read this prospectus together with the attached prospectus of the insurance product you are considering.

RISKS OF MUTUAL FUNDS

Mutual funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in these funds, be sure to read all risk disclosure carefully before investing.

THE MANAGEMENT FIRM

All John Hancock Declaration funds are managed by John Hancock Advisers, Inc. Founded in 1968, John Hancock Advisers is a wholly owned subsidiary of John Hancock Financial Services, Inc. and manages more than $30 billion in assets.

V.A. Financial Industries Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks capital appreciation. To pursue this goal, the fund normally invests at least 65% of assets in stocks of U.S. and foreign financial services companies of any size. These companies include banks, thrifts, finance companies, brokerage and advisory firms, real estate-related firms, insurance companies and financial holding companies.

In managing the portfolio, the managers focus primarily on stock selection rather than industry allocation.

In choosing individual stocks, the managers use fundamental financial analysis to identify securities that appear comparatively undervalued. Given the industry-wide trend toward consolidation, the managers also invest in companies that appear to be positioned for a merger. The managers generally gather firsthand information about companies from interviews and company visits.

The fund may invest in U.S. and foreign bonds, including up to 5% of net assets in junk bonds (those rated below BBB/Baa and their unrated equivalents). It may also invest up to 15% of assets in investment-grade short-term securities.

The fund may make limited use of certain derivatives (investments whose value is based on indices, securities or currencies).

In abnormal market conditions, the fund may temporarily invest up to 80% of assets in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs, thus lowering performance.

================================================================================

PORTFOLIO MANAGERS

James K. Schmidt, CFA
---------------------------------------
Executive vice president of adviser
Joined fund team in 1997
Joined adviser in 1985
Began business career in 1979

Thomas M. Finucane
---------------------------------------
Vice president of adviser
Joined fund team in 1997
Joined adviser in 1990
Began business career in 1990

Thomas C. Goggins
---------------------------------------
Senior vice president of adviser
Joined fund team in 1998
Joined adviser in 1995
Began business career in 1981

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment but do not include variable contract charges (see attached variable product prospectus). Past performance does not indicate future results.

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Year-by-year total returns -- calendar years
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                                                                   1998    1999
                                                                   8.55%   1.23%

2000 total return as of March 31: 5.05%
Best quarter: Q4 '98, 16.08%
Worst quarter: Q3 '98, -16.76%

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Average annual total returns -- for periods ending 12/31/99
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                                                            Fund         Index
1 year                                                      1.23%        21.03%
Life of fund - began 4/30/97                                15.95%       27.76%

Index: Standard & Poor's 500 Stock Index, an unmanaged index of 500 stocks.

MAIN RISKS

[Clip Art] The value of your investment will go up and down in response to stock market movements. The fund's management strategy has a significant influence on fund performance. Because the fund focuses on a single sector of the economy, its performance depends in large part on the performance of that sector. As a result, the value of your investment may fluctuate more widely than it would in a fund that is diversified across sectors. For instance, when interest rates fall or economic conditions deteriorate, the stocks of banks and financial services companies could suffer losses. Also, rising interest rates can reduce profits by narrowing the difference between these companies' borrowing and lending rates.

Stocks of financial services companies as a group could fall out of favor with the market, causing the fund to underperform funds that focus on other types of stocks. In addition, if the managers' stock selection strategy does not perform as expected, the fund could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Certain derivatives could produce disproportionate losses and are generally considered more risky than direct investments.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability.

o Any bonds held by the fund could be downgraded in credit rating or go into default. Bond prices generally fall when interest rates rise. This risk is greater for longer maturity bonds. Junk bond prices can fall on bad news about the economy, an industry or a company.

================================================================================

FINANCIAL HIGHLIGHTS

[Clip Art] This table details the performance of the fund's shares, including total return information showing how much an investment in the fund has increased or decreased each year.

Figures audited by Ernst & Young LLP.

------------------------------------------------------------------------------------------------------------------------------------
Period ended:                                                                                     12/97(1)      12/98         12/99
------------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                                             $10.00        $13.44        $14.45
Net investment income (loss)(2)                                                                    0.11          0.18          0.11
Net realized and unrealized gain (loss) on investments and foreign currency transactions           3.39          0.97          0.06
Total from investment operations                                                                   3.50          1.15          0.17
Less distributions:
  Dividends from net investment income                                                            (0.05)        (0.14)        (0.10)
  Distributions from net realized gain on investments sold and foreign currency transactions      (0.01)        (0.00)(3)     (0.05)
  Tax return of capital                                                                              --            --         (0.01)
  Total distributions                                                                             (0.06)        (0.14)        (0.16)
Net asset value, end of period                                                                   $13.44        $14.45        $14.46
Total investment return at net asset value(4) (%)                                                 35.05(5)       8.55          1.23
Total adjusted investment return at net asset value(4,6) (%)                                      34.71(5)         --            --
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                                     18,465        54,569        49,312
Ratio of expenses to average net assets (%)                                                        1.05(7)       0.92          0.90
Ratio of adjusted expenses to average net assets(8) (%)                                            1.39(7)         --            --
Ratio of net investment income (loss) to average net assets (%)                                    1.32(7)       1.25          0.77
Ratio of adjusted net investment income (loss) to average net assets(8) (%)                        0.98(7)         --            --
Portfolio turnover rate (%)                                                                          11            38            72
Fee reduction per share(2) ($)                                                                     0.03            --            --

(1)   Began operations on April 30, 1997.
(2)   Based on the average of the shares outstanding at the end of each month.
(3)   Less than $0.01 per share.
(4)   Assumes dividend reinvestment.
(5)   Not annualized.
(6) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(7)   Annualized.
(8)   Unreimbursed, without fee reduction.

V.A. Strategic Income Fund

GOAL AND STRATEGY

[Clip Art] The fund seeks a high level of current income. In pursuing this goal, the fund invests primarily in the following categories of securities:

o Foreign government and corporate debt securities from developed and emerging markets

o     U.S. government and agency securities

o     U.S. junk bonds

In managing the portfolio, the managers allocate assets among the three major categories based on analysis of economic factors such as projected international interest rate movements, industry cycles and political trends. However, the managers may invest up to 100% of assets in any one category.

Within each category, the managers look for securities that are appropriate for the overall portfolio in terms of yield, credit quality, structure and industry distribution. In selecting securities, relative yields and risk/reward ratios are the primary considerations.

Although the fund invests in securities rated as low as CC/Ca and their unrated equivalents, it generally intends to keep its average credit quality in the investment-grade range. There is no limit on the fund's average maturity.

The fund may also invest in preferred stock and other types of debt securities.

The fund may use certain higher-risk investments, including derivatives (investments whose value is based on indices, securities or currencies) and restricted or illiquid securities. In addition, the fund may invest up to 10% of net assets in U.S. or foreign stocks.

In abnormal market conditions, the fund may temporarily invest extensively in investment-grade short-term securities. In these and other cases, the fund might not achieve its goal.

The fund may trade securities actively, which could increase its transaction costs, thus lowering performance.

================================================================================

PORTFOLIO MANAGERS

Frederick L. Cavanaugh, Jr.
---------------------------------------
Senior vice president of adviser
Joined fund team in 1996
Joined adviser in 1986
Began business career in 1975

Arthur N. Calavritinos, CFA
---------------------------------------
Vice president of adviser
Joined fund team in 1996
Joined adviser in 1988
Began business career in 1986

Janet L. Clay, CFA
---------------------------------------
Vice president of adviser
Joined fund team in 1998
Joined adviser in 1995
Began business career in 1990

Daniel S. Janis
---------------------------------------
Second vice president of adviser
Joined fund team in 1999
Joined adviser in 1999
Began business career in 1984

PAST PERFORMANCE

[Clip Art] The graph shows how the fund's total return has varied from year to year, while the table shows performance over time (along with a broad-based market index for reference). This information may help provide an indication of the fund's risks. All figures assume dividend reinvestment but do not include variable contract charges (see attached variable product prospectus). Past performance does not indicate future results.

--------------------------------------------------------------------------------
Year-by-year total returns -- calendar years
--------------------------------------------------------------------------------
                                                           1997    1998    1999
                                                          11.77%   4.92%   4.82%

2000 total return as of March 31: 0.59%
Best quarter: Q2 '97, 6.28%
Worst quarter: Q3 '98, -2.79%

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Average annual total returns -- for periods ending 12/31/99
--------------------------------------------------------------------------------
                                                           Fund         Index
1 year                                                     4.82%        -2.15%
Life of fund - began 8/29/96                               8.39%         6.49%

Index: Lehman Brothers Government/Corporate Bond Index, an unmanaged index of U.S. government, U.S. corporate and Yankee bonds.

MAIN RISKS

[Clip Art] The fund's risk profile depends on its sector allocation. In general, investors should expect fluctuations in share price, yield and total return that are above average for bond funds.

When interest rates rise, bond prices generally fall. Generally, an increase in the fund's average maturity will make it more sensitive to interest rate risk.

A fall in worldwide demand for U.S. government securities could also lower the prices of these securities.

The fund could lose money if any bonds it owns are downgraded in credit rating or go into default. In general, lower-rated bonds have higher credit risks, and their prices can fall on bad news about the economy, an industry or a company. If certain allocation strategies or certain industries or investments do not perform as the fund expects, it could underperform its peers or lose money.

To the extent that the fund makes investments with additional risks, those risks could increase volatility or reduce performance:

o Foreign investments carry additional risks, including potentially unfavorable currency exchange rates, inadequate or inaccurate financial information and social or political instability. These risks are greater in emerging markets.

o If interest rate movements cause the fund's callable securities to be paid off substantially earlier or later than expected, the fund's share price or yield could be hurt.

o Stock investments may go down in value due to stock market movements or negative company or industry events.

o In a down market, higher-risk securities and derivatives could become harder to value or to sell at a fair price.

o Certain derivatives could produce disproportionate losses and are generally considered more risky than direct investments.

================================================================================

FINANCIAL HIGHLIGHTS

[Clip Art] This table details the performance of the fund's shares, including total return information showing how much an investment in the fund has increased or decreased each year.

Figures audited by Ernst & Young LLP.

-----------------------------------------------------------------------------------------------------------------------------------
Period ended:                                                                    12/96(1)       12/97       12/98       12/99
-----------------------------------------------------------------------------------------------------------------------------------
Per share operating performance
Net asset value, beginning of period                                            $10.00         $10.30      $10.47      $10.10
Net investment income (loss)(2)                                                   0.27           0.91        0.85        0.80
Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                           0.36           0.26       (0.35)      (0.33)
Total from investment operations                                                  0.63           1.17        0.50        0.47
Less distributions:
  Dividends from net investment income                                           (0.27)         (0.91)      (0.85)      (0.80)
  Distributions from net realized gain on investments sold,
    financial futures contracts and foreign currency transactions                (0.06)         (0.09)      (0.02)         --
  Total distributions                                                            (0.33)         (1.00)      (0.87)      (0.80)
Net asset value, end of period                                                  $10.30         $10.47      $10.10       $9.77
Total investment return at net asset value(3) (%)                                 6.45(4)       11.77        4.92        4.82
Total adjusted investment return at net asset value(3,5) (%)                      5.96(4)       11.25        4.84        4.80
Ratios and supplemental data
Net assets, end of period (000s omitted) ($)                                     2,131          5,540      15,019      22,282
Ratio of expenses to average net assets (%)                                       0.85(6)        0.85        0.85        0.85
Ratio of adjusted expenses to average net assets(7) (%)                           2.28(6)        1.37        0.93        0.87
Ratio of net investment income (loss) to average net assets (%)                   7.89(6)        8.77        8.19        8.06
Ratio of adjusted net investment income (loss) to average net assets(7) (%)       6.46(6)        8.25        8.11        8.04
Portfolio turnover rate (%)                                                         73            110          92          53(8)
Fee reduction per share(2) ($)                                                    0.05           0.05        0.01        0.00(9)

(1)   Began operations on August 29, 1996.
(2)   Based on the average of the shares outstanding at the end of each month.
(3)   Assumes dividend reinvestment.
(4)   Not annualized.
(5) An estimated total return calculation that does not take into consideration fee reductions by the adviser during the periods shown.
(6)   Annualized.
(7)   Unreimbursed, without fee reduction.
(8)   Porfolio turnover rate excludes merger activity.
(9)   Less than $0.01 per share.

Account information

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BUYING AND SELLING FUND SHARES

When you invest in a Declaration fund through a variable contract, your premium payments are used to buy units of an insurance company separate account that then buys shares of the fund. The shares are purchased at net asset value (NAV) and are generally credited to the separate account immediately after the fund accepts payment from the insurance company. In unusual circumstances or to protect shareholders, a fund may refuse a purchase order, especially when the adviser believes the order might be large enough to disrupt the fund's management. A fund may also temporarily suspend the offering of its shares.

Shares are sold at the next NAV to be determined after the fund accepts the sell request. The sales proceeds are normally forwarded by bank wire to the insurance company on the next business day. In unusual circumstances, the fund may temporarily suspend the processing of sell requests. It may also postpone the payment of sales proceeds for up to seven days or longer, as allowed by federal securities laws.

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VALUING FUND SHARES

The NAV for each fund is determined each business day at the close of business on the New York Stock Exchange (typically 4:00 P.M. Eastern Time). The Exchange is typically open Monday through Friday.

Securities in a fund's portfolio are generally valued on the basis of market quotations and valuations provided by independent pricing services. The funds may also value securities at fair value, especially if market quotations are not readily available or if the securities' value has been materially affected by events following the close of a foreign market. Fair value is determined according to procedures approved by the funds' board of trustees. If a fund uses this method, the securities' prices may be higher or lower than the same securities held by another fund using market quotations.

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FUND EXPENSES

Management fees The management fees paid to the investment adviser by the John Hancock Declaration funds last year are as follows:

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Fund                                    % of net assets
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V.A. Financial Industries Fund          0.80%
V.A. Strategic Income Fund              0.60%

Expense limitation The adviser may reduce its fee or make other arrangements to limit each fund's expenses to a specified percentage of average daily net assets. The adviser has agreed to limit temporarily each fund's expenses to 0.25% of average net assets, excluding management fees, at least until April 30, 2001. If annual expenses fall below this limitation at the end of any fund's fiscal year, the adviser can impose the full fee and recover any other payments up to the amount of the limitation.

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DIVIDENDS AND TAXES

All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in the separate accounts holding these shares. For a discussion of the tax status of your variable contract, including the tax consequences of withdrawals or other payments, refer to the prospectus of your insurance company's separate account.


8 ACCOUNT INFORMATION

Fund details

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BUSINESS STRUCTURE

The diagram below shows the basic business structure used by the Declaration funds. The funds' board of trustees oversees the funds' business activities and retains the services of the various firms that carry out the funds' operations.

The trustees of the Declaration funds have the power to change the funds' investment goals without shareholder or contract holder approval.

   [The following information was represented as a flow chart in the printed material.]

                               -------------------
                                    Variable
                                contract holders
                               -------------------

                         -------------------------------
                                Insurance company
                                separate accounts
                         -------------------------------

                         -------------------------------
                                   Declaration
                                      funds
                         -------------------------------

                    ----------------------------------------
                               Investment adviser

                           John Hancock Advisers, Inc.
                              101 Huntington Avenue
                              Boston, MA 02199-7603

                         Manages the funds' business and
                             investment activities.
                    ----------------------------------------

                    ----------------------------------------
                                    Custodian

                           Investors Bank & Trust Co.

                      Holds the funds' assets, settles all
                      portfolio trades and collects most of
                         the valuation data required for
                          calculating each fund's NAV.
                    ----------------------------------------

                       ----------------------------------
                                    Trustees

                         Oversee the funds' activities.
                       ----------------------------------


                                                                  FUND DETAILS 9

For more information
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This prospectus should be used with the variable contract/product prospectus.

Two documents are available that offer further information on the John Hancock Declaration funds:

Annual/Semiannual Report to Shareholders

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the funds. The current annual report is included in the SAI.

A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into (is legally a part of) this prospectus.

To request a free copy of the current annual/semiannual report or the SAI, please contact John Hancock:

By mail:
John Hancock Annuity Servicing Office
529 Main St. (X-4)
Charlestown, MA 02129

By phone: 1-800-824-0335

On the Internet: www.jhfunds.com

Or you may view or obtain these documents from the SEC:

In person: at the SEC's Public Reference Room in Washington, DC. For access to the Reference Room call 1-202-942-8090

By mail: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

By electronic request:
publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov

SEC file number 811-07437

[LOGO] John Hancock(R)

John Hancock Funds, Inc.
MEMBER NASD
101 Huntington Avenue
Boston, MA 02199-7603

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(C)2001 JOHN HANCOCK FUNDS, INC.                                    EVA00P XX/01